UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22405

ClearBridge Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MLP FUND INC.

FORM N-Q

AUGUST 31, 2014

CLEARBRIDGE ENERGY MLP FUND INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS (a) - 152.3%
Crude/Refined Products Pipelines - 2.8%
Kinder Morgan Energy Partners LP	638,361	$61,525,233

Diversified Energy Infrastructure - 54.4%
Energy Transfer Equity LP	4,139,048	251,033,261
Energy Transfer Partners LP	1,918,893	110,240,403
Enterprise Products Partners LP	6,788,198	275,804,485
Genesis Energy LP	687,632	38,301,102
Kinder Morgan Management LLC	2,355,555	230,184,835	(b)
ONEOK Partners LP	1,286,911	76,481,121
Plains GP Holdings LP, Class A Shares	2,125,000	65,577,500
Regency Energy Partners LP	3,192,633	105,293,036
Williams Partners LP	600,002	31,806,106

Total Diversified Energy Infrastructure		1,184,721,849

Gathering/Processing - 36.7%
Access Midstream Partners LP	1,908,035	122,782,052
Crestwood Midstream Partners LP	2,180,653	50,940,054
DCP Midstream Partners LP	2,074,882	117,396,823
Enable Midstream Partners LP	877,300	22,485,199
EnLink Midstream Partners LP	1,630,237	50,521,045
Exterran Partners LP	356,627	10,342,183
MarkWest Energy Partners LP	1,963,368	156,539,331
QEP Midstream Partners LP	675,000	17,550,000
Targa Resources Partners LP	2,273,358	169,137,835
Western Gas Partners LP	1,074,996	83,301,440

Total Gathering/Processing		800,995,962

Global Infrastructure - 5.2%
Brookfield Infrastructure Partners LP	2,648,353	112,422,585

Liquids Transportation & Storage - 36.4%
Buckeye Partners LP	1,272,240	100,506,960
Enbridge Energy Partners LP	3,005,508	109,160,051
Holly Energy Partners LP	897,740	32,578,985
Magellan Midstream Partners LP	2,363,580	198,375,269
PBF Logistics LP	750,000	18,720,000
Plains All American Pipeline LP	3,243,301	194,371,029
Sunoco Logistics Partners LP	1,950,000	96,486,000
Tesoro Logistics LP	506,582	35,602,583
Valero Energy Partners LP	140,800	7,506,048

Total Liquids Transportation & Storage		793,306,925

Natural Gas Transportation & Storage - 10.4%
El Paso Pipeline Partners LP	2,330,274	96,846,187
Spectra Energy Partners LP	1,373,537	78,277,874
TC Pipelines LP	894,294	52,423,514

Total Natural Gas Transportation & Storage		227,547,575

Petrochemicals - 0.1%
Westlake Chemical Partners LP	108,700	3,300,132	*

Propane - 1.3%
AmeriGas Partners LP	459,700	21,270,319
Suburban Propane Partners LP	149,000	6,626,030

Total Propane		27,896,349

Refining - 0.3%
Western Refining Logistics LP	200,090	6,887,098

Shipping - 4.7%
Golar LNG Partners LP	379,929	14,467,696
Teekay LNG Partners LP	1,416,078	61,457,785

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MLP FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES/ UNITS	VALUE
Shipping - (continued)
Teekay Offshore Partners LP	741,857	$26,143,041

Total Shipping		102,068,522

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $1,555,407,073)		3,320,672,230

	SHARES
COMMON STOCKS - 2.7%
ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Williams Cos. Inc.	700,000	41,608,000

INDUSTRIALS - 0.8%
Transportation Infrastructure - 0.8%
Macquarie Infrastructure Co. LLC	234,400	16,907,272

TOTAL COMMON STOCKS (Cost - $55,496,983)		58,515,272

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,610,904,056)		3,379,187,502

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
State Street Bank & Trust Co. repurchase agreement dated 8/29/14; Proceeds at maturity - $23,741,000; (Fully collateralized by U.S. Treasury Bonds, 8.000% due 11/15/21; Market value - $24,222,772) (Cost - $23,741,000)	0.000%	9/2/14	$23,741,000	23,741,000

TOTAL INVESTMENTS - 156.1% (Cost - $1,634,645,056#)				3,402,928,502
Liabilities in Excess of Other Assets - (56.1)%				(1,223,648,215)

TOTAL NET ASSETS - 100.0%				$2,179,280,287

*	Non-income producing security.

(a)	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

(b)	Payment-in-kind security receives stock dividends in the form of additional shares.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Master limited partnerships	$3,320,672,230	—	—	$3,320,672,230
Common stocks	58,515,272	—	—	58,515,272

Total long-term investments	$3,379,187,502	—	—	$3,379,187,502

Short-term investments†	—	$23,741,000	—	23,741,000

Total investments	$3,379,187,502	$23,741,000	—	$3,402,928,502

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Notes to Schedule of Investments (unaudited) (continued)

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,769,465,550
Gross unrealized depreciation	(1,182,104)

Net unrealized appreciation	$1,768,283,446

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended August 31, 2014, the Fund did not invest in any derivative instruments.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: October 23, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: October 23, 2014